Exhibit 1(d)






                             SELLING AGENT AGREEMENT

                                  by and among

                      General Electric Capital Corporation

                                     and the

                               Agents named herein

                                 March 29, 2006


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                      GENERAL ELECTRIC CAPITAL CORPORATION
                           GE Capital* InterNotes(R)
                Due From 9 Months to 60 Years from Date of Issue


                             SELLING AGENT AGREEMENT

                              as of March 29, 2006


To the Agents listed on the signature page hereto:


   General Electric Capital Corporation, a Delaware corporation (the "COMPANY"), and Banc of America Securities LLC, Incapital LLC, A.G. Edwards & Sons, Inc., Charles Schwab & Co., Inc., Citigroup Capital Markets, Inc. (f/n/a Solomon Smith Barney Inc.), Edward D. Jones & Co., L.P., Merrill Lynch, Pierce Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Prudential Securities Incorporated, UBS Financial Services Inc. and Wachovia Securities LLC (collectively, the "AGENTS") entered into a Selling Agent Agreement dated November 22, 2002, as amended on May 17, 2005 (collectively, the "ORIGINAL SELLING AGREEMENT"), with respect to the issue and sale by the Company of its GE Capital * InterNotes(R) (the "NOTES").

   The Company and Agents desire to amend and restate the Original Selling Agreement and hereby enter into this Amended and Restated Selling Agent Agreement (this "SELLING AGREEMENT"), with respect to the issue and sale by the Company of its Notes.

   The Notes are to be issued pursuant to Third Amended and Restated Indenture dated as of February 27, 1997, between the Company and JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank, as successor trustee (the "TRUSTEE"), as supplemented by the First Supplemental Indenture dated as of May 3, 1999, the Second Supplemental Indenture dated as of July 2, 2001 and a Third Supplemental Indenture dated as of November 22, 2002 (as supplemented, the "INDENTURE"). The Company has initially appointed the Trustee, at its corporate trust office in The City of New York, as the registrar (the "REGISTRAR") for the Notes. The Company has authorized the issuance of Notes to and through the Agents pursuant to the terms of this Agreement. The Notes will be issued in registered form. Each Note will be represented by either a global security in

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* GE Capital is a registered trademark of General Electric Company InterNotes(R)
  is a registered servicemark of Incapital Holdings LLC

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registered form without coupons delivered to the Trustee as agent for The
Depository Trust Company ("DTC") and recorded in the book-entry system maintained by DTC or by a certificate delivered to the holder thereof or a person designated by such holder.

   Subject to the terms and conditions stated herein and further subject to the understanding that nothing in this Agreement shall impair the Company's right to sell securities with terms similar or identical to any Note independently of the continuous offering of Notes contemplated by this Agreement, the Company hereby
(i) appoints the Agents as agents of the Company for the purpose of soliciting purchases of the Notes and each Agent agrees to use its reasonable best efforts to solicit offers to purchase Notes upon terms acceptable to the Company at such time and in such amounts as the Company shall from time to time specify and in accordance with the terms hereof, and after consultation with Incapital LLC (the "PURCHASING AGENT"), (ii) agrees that whenever the Company determines from time to time to sell Notes pursuant to this Agreement, it will enter into a Terms Agreement (as defined below) relating to such sale in accordance with the provisions of Section 2(c) hereof between the Company and the Purchasing Agent, with the Purchasing Agent purchasing such Notes as principal for resale to other Agents or dealers (the "SELECTED DEALERS"), each of whom will purchase as principal, and (iii) reserves the right from time to time to appoint one or more additional firms registered as broker/dealers under the Securities Exchange Act of 1934, as amended (the "1934 ACT"), to solicit purchases of Notes through the Purchasing Agent; provided however, that such sales will be made on terms substantially the same as those contained in this Agreement and any such additional firm will receive the applicable concession thereon determined in accordance with Exhibit A hereto. Any such additional firm designated by the Company pursuant to clause (iii) above shall be considered an Agent hereunder for all purposes with respect to each transaction with respect to which such appointment is made.

   An automatic shelf registration statement as defined in Rule 405 under the Securities Act of 1933, as amended (the "1933 ACT") in respect of the Notes has been filed on Form S-3 with the Securities and Exchange Commission (the "COMMISSION") not earlier than three years prior to the date hereof. The registration statement has become effective pursuant to the rules and regulations promulgated by the Commission under the 1933 Act (the "1933 ACT REGULATIONS") and the Indenture was filed as an exhibit to the Registration Statement and has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 ACT"). The Company has filed pursuant to Rule 424 under the 1933 Act a prospectus supplement specifically relating to the offering of the Notes under the global medium term note program (the "PROSPECTUS SUPPLEMENT") and will file particular pricing supplements for each particular

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offering of a tranche of Notes. The term "REGISTRATION STATEMENT" as used with respect to a particular tranche of Notes, means the registration statement, as deemed revised at the time of such registration statement's effectiveness for purposes of Section 11 of the 1933 Act as such section applies to the Company and the Agents for such offering of a tranche of Notes pursuant to Rule 430B(f)(1) and Rule 430B(f)(2) under the 1933 Act (the "EFFECTIVE TIME"), including (i) all documents then filed as a part thereof or incorporated or deemed to be incorporated by reference therein and (ii) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the 1933 Act, to the extent such information is deemed, pursuant to Rule 430B(f)(1) under the 1933 Act, to be part of the Registration Statement at the Effective Time. The term "BASIC PROSPECTUS" means the prospectus included in the Registration Statement exclusive of any supplement filed pursuant to Rule 424. The Basic Prospectus, as supplemented by the Prospectus Supplement, is referred to herein as the "PROGRAM PROSPECTUS". Prior to the determination of the final terms of a particular tranche of Notes the term "PROSPECTUS" means the Program Prospectus, and after such determination, such document plus a supplement (the "PRICING SUPPLEMENT") prepared for the sale of the particular tranche of Notes and including a description of the final terms of such tranche of Notes and the terms of the offering thereof. The term "PRELIMINARY PROSPECTUS" means a preliminary prospectus supplement specifically relating to a tranche of Notes together with the Program Prospectus applicable to the method of offering thereof. The term "PERMITTED FREE WRITING PROSPECTUS" as used herein means the documents attached as Schedule II to the applicable Terms Agreement for a tranche of Notes. The "PRICING EFFECTIVE TIME" as used herein shall occur when either (i) a Permitted Free Writing Prospectus with the final terms of the offering and either the Program Prospectus or a Preliminary Prospectus, or (ii) the Pricing Supplement, prepared by the Company, and the Program Prospectus, shall be made available to the Agents for electronic delivery to purchasers (the documentation in (i) or (ii), as applicable, in the aggregate, the "PRICING DISCLOSURE MATERIAL").

   SECTION 1. REPRESENTATIONS AND WARRANTIES. (a) The Company represents and warrants to each Agent as of the date of this Agreement (the "COMMENCEMENT DATE"), as of the date of each acceptance by the Company of an offer for the purchase of Notes at the Pricing Effective Time as of the date of the closing of each sale of Notes (the date of each such sale being referred to herein as a "SETTLEMENT DATE"), and as of the times referred to in Section 6(a) hereof (each of the times referenced above being referred to herein as a "REPRESENTATION DATE"), as follows:

              (i) each document filed by the Company pursuant to the 1934 Act which is incorporated by reference in the Prospectus or any Permitted

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       Free Writing Prospectus complied when so filed in all material respects with the 1934 Act and the rules and regulations thereunder, and each document, if any, hereafter filed and so incorporated by reference in the Prospectus will comply when so filed in all material respects with the 1934 Act rules and regulations;

              (ii) the Registration Statement and the Prospectus comply, and the Registration Statement and the Prospectus (and any amendments and supplements thereto, other than amendments or supplements relating solely to securities other than the Notes) will on the applicable Representation Date comply, in all material respects, with the 1933 Act and the applicable rules and regulations of the Commission thereunder;

              (iii) at the Commencement Date, the Registration Statement did not, and at the Effective Time the Registration Statement did not or will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus on the Commencement Date did not, and on the applicable Representation Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

              (iv) there has been no material adverse change in the condition of the Company and its consolidated affiliates, taken as a whole, from that set forth in the Registration Statement and the Prospectus (excluding any amendments or supplements to the Prospectus since the relevant Pricing Effective Time, if any);

              (v) the aggregate principal amount of the Company's Notes outstanding at any one time will not exceed any limitation thereon which may then be in effect by action of the Board of Directors of the Company;

              (vi) no event exists which would constitute an event of default under the Indenture;

              (vii) at the time made available by the Company to the Agents for electronic delivery with respect to a tranche of Notes, the "PRICING DISCLOSURE MATERIAL", will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading:

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              (viii) the Registration Statement constitutes an "AUTOMATIC SHELF
       REGISTRATION STATEMENT" (as defined in Rule 405 of the 1933 Act) filed within three years of the date hereof; no notice of objection of the Commission with respect to the use of the Registration Statement pursuant to Rule 401(g)(2) under the 1933 Act has been received by the Company; and the Company is a "well-known seasoned issuer" as defined in Rule 405, including not being an "ineligible issuer", as defined in Rule 405 at the "determination dates" relevant to the offering and sale of Notes under the Registration Statement (as described in such definition); No stop order suspending the effectiveness of the registration statement has been issued and no proceeding, to the knowledge of the Company, for that purpose or pursuant to Section 8A of the 1933 Act has been initiated or threatened by the Commission; and

              (ix) the Company has not used any free writing prospectus other than a Permitted Free Writing Prospectus or used a Permitted Free Writing Prospectus except in compliance with Rule 433 under the 1933 Act and otherwise in compliance with the 1933 Act;

except that the representations and warranties set forth in paragraphs (i),
(ii), (iii) and (vii) of this Section 1(a) do not apply to statements or omissions in the Registration Statement, the Prospectus or the Pricing Disclosure Material based upon information furnished to the Company in writing by any Agent expressly for use therein.

       (b) ADDITIONAL CERTIFICATIONS. Any certificate signed by any officer of the Company and delivered to the Agents or to counsel for the Agents in connection with an offering of Notes shall be deemed a representation and warranty by the Company to each Agent as to the matters covered thereby.

   SECTION 2. SOLICITATIONS AND PURCHASES OF NOTES.

       (a) The Agents propose to solicit offers to purchase the Notes upon the terms and conditions set forth herein and in the Prospectus and upon the terms communicated to the Agents from time to time by the Company or the Purchasing Agent, as the case may be. For the purpose of such solicitation, the Agents will use the Prospectus as then amended or supplemented which has been most recently distributed to the Agents by the Company, and the Agents will solicit offers to purchase only as permitted or contemplated thereby and herein and will solicit offers to purchase the Notes only as permitted by the 1933 Act and the applicable securities laws or regulations of any jurisdiction. The Company reserves the right, in its sole discretion, to suspend solicitation of offers to purchase the Notes commencing at any time for any period of time or permanently. Upon receipt of instructions (which may be given orally but to be

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confirmed in writing) from the Company, the Agents will suspend promptly solicitation of offers to purchase until such time as the Company has advised the Agents that such solicitation may be resumed.

       (b) Unless otherwise instructed by the Company, the Agents are authorized to solicit offers to purchase the Notes only in denominations of $1,000 or more (in multiples of $1,000). The Agents are not authorized to appoint subagents or to engage the services of any other broker or dealer in connection with the offer or sale of the Notes without the consent of the Company. Unless otherwise instructed by the Company, the Purchasing Agent shall communicate to the Company, orally or in writing, each offer to purchase Notes. The Company shall have the sole right to accept offers to purchase Notes and may reject any proposed offers to purchase Notes as a whole or in part. The Company agrees to pay the Purchasing Agent, as consideration for soliciting offers to purchase Notes pursuant to a Terms Agreement, a concession in the form of a discount equal to the percentages of the initial offering price of each Note actually sold as set forth in Exhibit A hereto (the "CONCESSION"); provided, HOWEVER, that the Company and the Purchasing Agent may agree also to a Concession greater than or less than the percentages set forth on Exhibit A hereto; provided that in no case shall the concession exceed 8% of the initial offering proceeds. The actual aggregate Concession with respect to each tranche of Notes will be set forth in the related Pricing Supplement. The Purchasing Agent and the other Agents or Selected Dealers will share the above-mentioned Concession in such proportions as they may agree.

              Unless otherwise authorized by the Company, all Notes shall be sold to the public at a purchase price not to exceed 100% of the principal amount thereof, plus accrued interest, if any. Such purchase price shall be set forth in the confirmation statement of the Agent or Selected Dealer responsible for such sale and delivered to the purchaser along with a notice of availability (pursuant to Rule 172 of the 1933 Act) or a copy of the Pricing Disclosure Material.

       (c) Procedural details relating to the issue and delivery of, and the solicitation of purchases and payment for, the Notes are set forth in the Administrative Procedures attached hereto as Exhibit B (the "PROCEDURES"), as amended from time to time. Unless otherwise provided in a Terms Agreement, the provisions of the Procedures shall apply to all transactions contemplated hereunder. The Agents and the Company each agree to perform the respective duties and obligations specifically provided to be performed by each in the Procedures as amended from time to time. The Procedures may only be amended by written agreement of the Company and the Agents. To the extent the Procedures in effect from time to time conflict with any provision of this Agreement, the provisions of this Agreement shall govern.

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       (d)    Each sale of Notes shall be made in accordance with the terms of this Agreement and a separate agreement in substantially the form attached as Exhibit C (a "TERMS AGREEMENT") to be entered into which will provide for the sale of such Notes to, and the purchase and reoffering thereof, by the Purchasing Agent as principal. A Terms Agreement may also specify certain provisions relating to the reoffering of such Notes by the Purchasing Agent. The Terms Agreement shall not be effective, and the Agents agree that no contracts of sale may be entered into by the Agents in respect of a sale of Notes as described in this section, until the Company has made the Pricing Disclosure Material available to the Agents and the Pricing Effective Time occurs. The offering of Notes by the Company hereunder and the Purchasing Agent's agreement to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations, warranties and agreements of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall describe the Notes to be purchased pursuant thereto by the Purchasing Agent as principal, and may specify, among other things, the principal amount of Notes to be purchased, the interest rate or formula and maturity date or dates of such Notes, the interest payment dates, if any, the net proceeds to the Company, the initial public offering price at which the Notes are proposed to be reoffered, and the Settlement Date, whether the Notes provide for a Survivor's Option, whether the Notes are redeemable or repayable and on what terms and conditions, and any other relevant terms. In connection with the resale of the Notes purchased, without the consent of the Company, the Agents are not authorized to appoint subagents or to engage the service of any other broker or dealer, nor may you reallow any portion of the Concession paid to you. Terms Agreements, each of which shall be substantially in the form of Exhibit C hereto, or as otherwise agreed to between the Company and the Purchasing Agent, may take the form of an exchange of any standard form of written telecommunication between the Purchasing Agent and the Company

       (e) INFORMATION. The Company authorizes the Agents, in connection with their solicitation of purchases of the Notes, to use only information taken from the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, and the documents incorporated therein by reference, and each of the Agents agrees that it has and will have sole responsibility for the completeness and accuracy of all other information, written or oral, furnished by such Agent and its agents and employees to purchasers and prospective purchasers of the Notes, including any free writing prospectuses prepared by or on behalf of the Agent and not required to be filed by the Company pursuant to Rule 433 under the 1933 Act.

       (f)    DELIVERY OF DOCUMENTS. The documents required to be delivered by
Section 5 hereof shall be delivered at the offices of the Agent (or, if more than one Agent is participating in any such sale, the lead Agent), or at such other location

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as shall be specified in the relevant Terms Agreement, on the date required for such delivery set forth in Section 5 hereof.

       (g) REGISTERED BROKER-DEALERS. Each Agent represents that it is a broker-dealer registered under the 1934 Act.

       (h) OBLIGATIONS SEVERAL. The Company acknowledges that the obligations of the Agents are several and, subject to the provisions of this Agreement applicable thereto, each Agent shall have complete discretion as to the manner in which it solicits purchasers for the Notes and as to the identity thereof.

   SECTION 3. COVENANTS OF THE COMPANY. The Company covenants with each Agent as follows:

       (a) NOTICE OF CERTAIN EVENTS. The Company will notify each Agent promptly (i) of the filing and effectiveness of any amendment (other than any amendment relating solely to securities other than the Notes) to the Registration Statement (including any post-effective amendment), (ii) of the mailing or the delivery to the Commission for filing of any supplement to the Prospectus, other than prospectus supplements related to specific Note offerings and filings relating solely to securities other than the Notes, (iii) of the receipt of any comments from the Commission with respect to the Registration Statement or the Prospectus, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information (other than in each case amendments or supplements or information relating solely to securities other than the Notes), and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or pursuant to Section 8A of the 1933 Act. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

       (b) COPIES OF REGISTRATION STATEMENT, PROSPECTUS. Upon request, the Company will deliver to each Agent a conformed copy of the Registration Statement (as originally filed) and of each amendment thereto relating to the Notes (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus). The Company will furnish to each Agent as many copies of any Permitted Free Writing Prospectus and the Prospectus (as amended or supplemented) as such Agent shall reasonably request so long as such Agent is required to deliver a Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the 1933 Act) in connection with sales or solicitations of offers to purchase the Notes.

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       (c)    REVISIONS OF PROSPECTUS -- MATERIAL CHANGES. If, during such period after the first date of the public offering of the Notes as in the opinion of counsel to the Company a prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the 1933 Act) is required by law to be delivered in connection with the sale of the Notes by the Purchasing Agent as principal, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus or the Pricing Disclosure Material in order that the Prospectus or Pricing Disclosure Material will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances under which they were made, and in order that timely information is provided pursuant to Rule 159 of the 1933 Act, or if it shall be necessary at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, prompt notice shall be given, and confirmed in writing, to each Agent to cease the solicitation of offers to purchase the Notes in such Agent's capacity as agent and to cease sales of any Notes such Agent may then own as principal. If the Company shall determine that solicitation of purchases of the Notes shall be resumed, or if on the date of the occurrence of the event necessitating an amendment of or supplement to the Prospectus an Agent holds Notes that were issued by the Company less than 90 days prior to such date, then, prior to the Company's authorizing the Agents to resume solicitations of purchases of the Notes or prior to sales of any such Notes, the Company will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the 1934 Act, the 1933 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Prospectus or Pricing Disclosure Material comply with such requirements.

       (d) PROSPECTUS REVISIONS -- PERIODIC FINANCIAL INFORMATION. Promptly after the filing with the Commission of the Company's quarterly reports on Form 10-Q with respect to each of the first three quarters of any fiscal year, the Company, upon the reasonable request of any Agent, shall make available electronically such reports to such Agent; provided, however, that if on the date of such filing the Agents shall have suspended solicitation of purchases of the Notes in their capacity as agents pursuant to a request from the Company, and if none of the Agents shall then hold any Notes as purchased as principal from the Purchasing Agent or pursuant to a Terms Agreement, the Company shall not be obligated to make available electronically such reports until such time as the Company shall determine that solicitation of purchases of the Notes should be resumed or shall subsequently enter into a new Terms Agreement with the Purchasing Agent.

       (e) PROSPECTUS REVISIONS -- AUDITED FINANCIAL INFORMATION. Promptly after the filing with the Commission of the Company's annual report on Form

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10-K including the audited financial statements of the Company for the preceding fiscal year, the Company, upon the request of any Agent, shall make available electronically such report to such Agent; provided, however, that if on the date of such filing the Agents shall have suspended solicitation of purchases of Notes pursuant to a request from the Company, and if none of the Agents shall then hold any Notes purchased as principal from the Purchasing Agent or pursuant to a Terms Agreement, the Company shall not be obligated to make available electronically such reports until such time as the Company shall determine that solicitation of purchases of Notes should be resumed or shall subsequently enter into a new Terms Agreement with the Purchasing Agent.

       (f) SECTION 11(A) EARNINGS STATEMENTS. The Company will make generally available to its security holders, as soon as practicable, earnings statements, which need not be audited, covering twelve month periods beginning after the "EFFECTIVE DATE" (as defined in Rule 158(c) under the 1933 Act) of the Registration Statement with respect to each sale of Notes that will satisfy
Section 11(a) of the 1933 Act and comply with the rules and regulations thereunder.

       (g) COPIES OF CURRENT REPORTS. The Company will make available electronically to any Agent, upon request of such Agent, promptly after the filing thereof with the Commission, its reports on Form 8-K.

       (h) BLUE SKY QUALIFICATIONS. If required, the Company will endeavor, in cooperation with the Agents, to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Agents may reasonably designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Notes; provided, however, that the Company shall not be obligated to file any general or unlimited consent to service of process, to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to qualify any Notes for offer and sale in any jurisdiction in which the Company shall have notified the Agents prior to the distribution of such Notes that it is unable or unwilling to comply with the disclosure or reporting requirements imposed by such jurisdiction. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been qualified as above provided.

       (i) 1934 ACT FILINGS. The Company, during the period when the Prospectus (or in lieu thereof the notice referred to in Rule 173(c) under the 1933 Act) is required to be delivered under the 1933 Act, will file timely all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act.

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       (j)    COMPLIANCE WITH SECURITIES REGULATIONS AND COMMISSION REQUESTS.
The Company will (i) in respect of the Notes, promptly within the time periods specified therein, effect the filings required of it pursuant to Rule 424 and/or Rule 433 under the 1933 Act, and (ii) take such steps as it deems necessary to ascertain promptly whether each Prospectus or Permitted Free Writing Prospectus transmitted for filing under Rule 424 or Rule 433 of the 1933 Act, as applicable, were received for filing by the Commission and, in the event that any was not, it will promptly file the relevant Prospectus or Permitted Free Writing Prospectus, as applicable.

       (k) FILING FEES. The Company will pay the required Commission filing fees related to the Notes within the time required by Rule 456(b)(1) under the Act and otherwise in accordance with Rules 456(b) and 457(r) under the 1933 Act.

   SECTION 4. PAYMENT OF EXPENSES. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including:

              (i) The preparation and filing of the Registration Statement and all amendments thereto and the Prospectus and any amendments or supplements thereto and any Permitted Free Writing Prospectus;

              (ii)   The preparation, issuance and delivery of the Notes;

              (iii) The fees and disbursements of the Company's independent public accountants and of the Trustee and its counsel;

              (iv) The reasonable fees and disbursements of Davis Polk & Wardwell, counsel for the Agents;

              (v) The qualification of the Notes under securities laws in accordance with the provisions of Section 3(h), including filing fees and the reasonable fees and disbursements of counsel in connection therewith and in connection with the preparation of any Blue Sky Survey;

              (vi) The printing and delivery to the Agents, to the extent and in the quantities required hereby, of copies of the Registration Statement and any amendments thereto, the Pricing Disclosure Material and of the Prospectus and any amendments or supplements thereto, and the delivery by the Agents of the Prospectus and any amendments or supplements thereto in connection with solicitations or confirmations of sales of the Notes;

              (vii) The printing and delivery to the Agents of copies of the Indenture and any Blue Sky Survey;

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              (viii) Any fees charged by rating agencies for the rating of the
       Notes;

              (ix) The fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc.; and

              (x) Any advertising and other out-of-pocket expenses incurred with the approval of the Company.

   SECTION 5. CONDITIONS OF OBLIGATIONS. Each Agent's obligations to solicit offers to purchase the Notes, and the obligation of the Purchasing Agent to purchase Notes pursuant to any Terms Agreement will be subject at all times to the accuracy of the representations and warranties on the part of the Company herein and to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

       (a) LEGAL OPINIONS. At the Commencement Date and at each Settlement Date with respect to any applicable Terms Agreement, if called for by such Terms Agreement, the Agents shall have received the following documents:

              (i) OPINION OF COMPANY COUNSEL. The opinion of the General Counsel, Corporate Treasury and Assistant Secretary of the Company, or other counsel satisfactory to such Agent(s), dated as of such Commencement Date, in form and substance satisfactory to the Agents and counsel for the Agents, to the effect that:

                     (A) The Company has been duly incorporated and is validly existing under the laws of the State of Delaware.

                     (B) The Company is duly qualified to transact business and is in good standing in the jurisdictions in which the conduct of its business or the ownership of its property requires such qualification.

                     (C) The Indenture has been duly authorized, executed and delivered by the Company, is a valid and binding agreement of the Company and has been qualified under the 1939 Act.

                     (D) [For Commencement Dates only: When authorized] [For other dates: The Notes have been authorized, executed and

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              authenticated in accordance with the provisions of the Indenture and delivered to and paid for by any purchaser of Notes sold through any Agent as principal pursuant to the applicable Terms Agreement between the Company and the Purchasing Agent, would be valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms and would entitle the holders thereof to the benefits of the Indenture.

                     (E) This Agreement, and if applicable, the Terms Agreement, has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as rights to contribution and indemnity hereunder (or thereunder) may be limited under applicable law.

                     (F) Neither the execution and delivery of this Agreement nor the issuance and sale of the Notes by the Company as provided herein will contravene the certificate of incorporation or by-laws of the Company or result in any violation of any of the terms or provisions of any law, rule or regulation (other than with respect to applicable securities or Blue Sky laws, as to which such counsel need not express any opinion) or of any indenture, mortgage or other agreement or instrument known to such counsel by which the Company or any of its subsidiaries is bound.

                     (G) The statements contained in the Prospectus under the captions "Description of Notes", "Description of Debt Securities" and "Plan of Distribution" fairly present the matters referred to therein.

                     (H) Each document incorporated by reference in the Prospectus which was filed pursuant to the 1934 Act (except for the financial statements and schedules and other financial and statistical material included therein or omitted therefrom, as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the 1934 Act and the applicable rules and regulations of the Commission thereunder.

                     (I) The Registration Statement is effective under the 1933 Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                     (J) The Registration Statement and the Prospectus and any supplements and amendments thereto (except for the financial statements and schedules and other financial and statistical material included therein or omitted therefrom and except for supplements and amendments relating only to securities other than the Notes, as to which such counsel need express no opinion) comply as to form in all material respects with the 1933 Act and the applicable rules and regulations of the Commission thereunder.

                     (K) Such counsel believes that (except for the financial statements and schedules and other financial and statistical material included therein or omitted therefrom, as to which counsel need not express any belief) each part of the Registration Statement at the time it became effective, and if an amendment to the Registration Statement has been filed by the Company with the Commission subsequent to such date, at the time of the most recent such filing, at the time of issuance of this opinion, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus did not contain, as of the Commencement Date, and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (ii) OPINION OF TAX COUNSEL TO THE COMPANY. The opinion of Tax Counsel of the Company, Cleary Gottlieb Steen & Hamilton LLP or other tax counsel satisfactory to such Agent(s) dated as of such Commencement Date or Settlement Date, confirming the accuracy of the opinion of such counsel set forth under the caption "United States Federal Taxation" in the Prospectus.

              (iii) OPINION OF COUNSEL TO THE AGENTS. The opinion of Davis Polk & Wardwell, counsel to the Agents, dated as of such Commencement Date, covering the matters referred to in subparagraph (i) under the subheadings (A), (C), (D), (E), (G) and (I) above and to the following effect (x) the Registration Statement and the Prospectus and any supplements and amendments thereto (except for the financial statements and schedules and other financial and statistical material included therein or omitted therefrom and except for supplements and amendments relating only to securities other than the Notes, as to which such counsel need express no opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the applicable rules and regulations of the Commission thereunder, and (y) nothing has come to the attention of such counsel that causes such counsel to believe that insofar as relevant at the Commencement Date (it being understood that the terms of the Notes have not yet been determined), (except for the financial statements and schedules and other financial and statistical material included therein or omitted therefrom, as to which counsel need not express any belief) any part of the Registration Statement at the time it became effective, and if an amendment to the Registration Statement has been filed by the Company with the Commission subsequent to such date, at the time of the most recent such filing, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus contained, as of the Commencement Date, contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (iv) In rendering the opinion referred to in subparagraph (i) above, such counsel may state that with respect to (J) and (K) of subparagraph (i), such counsel's opinion and belief are based upon his participation in the preparation of the Registration Statement, the Pricing Disclosure Material and the Prospectus and any amendments and supplements thereto (including documents incorporated by reference) and review and discussion of the contents thereof, but are without independent check or verification except as stated therein. In rendering the opinion referred to in subparagraph (iii) above, such counsel may state that with respect to (x) and (y) of subparagraph (iii) above, such counsel's opinion and belief are based upon their participation in the preparation of the Registration Statement, the Pricing Disclosure Material and the Prospectus and any amendments and supplements thereto (other than documents incorporated by reference) and upon their review and discussion of the contents thereof (including documents incorporated by reference), but are without independent check or verification except as stated therein. In rendering the opinions referred to in subparagraphs
       (i) and (iii) above, such counsel may state that with respect to (D) and
       (E) of subparagraph (i) above, such counsels' opinions, insofar as such opinions relate to enforceability, are subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to the effect of general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

       (b) OFFICER'S CERTIFICATE. At the Commencement Date and at each Settlement Date with respect to any applicable Terms Agreement, no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission, and there shall have been no material adverse change in the condition of the Company and its consolidated affiliates, taken as a whole, from that set forth in the Registration Statement and the Prospectus (excluding any amendments or supplements to the Prospectus since the relevant Pricing Effective Time, if any); and the Agents shall have received on the Commencement Date and, if called for by the applicable Terms Agreement, at each Settlement Date a certificate in the form of Exhibit D hereto, dated the Commencement Date or such Settlement Date and signed by an executive officer of the Company, to the foregoing effect. The officer making such certificate may rely upon the best of his knowledge as to proceedings pending or threatened.

       (c) COMFORT LETTER. The Agents shall have received at the Commencement Date, a letter from KPMG LLP, independent public accountants, dated as of the Commencement Date, in form and substance satisfactory to the Agents, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus.

       (d) OTHER DOCUMENTS. On the Commencement Date and at each Settlement Date with respect to any applicable Terms Agreement, counsel to the Agents shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of Notes as herein contemplated shall be satisfactory in form and substance to the Agents and to counsel to the Agents.

   If any condition specified in this Section shall not have been fulfilled as of the relevant date required, this Agreement and any Terms Agreement may be terminated as to any Agent by notice by such Agent to the Company at any time at or prior to the Commencement Date or the applicable Settlement Date, and such termination shall be without liability of any party to any other party, except that the covenants set forth in Section 3(f) hereof, the provisions of Section 4 hereof, the indemnity and contribution agreements set forth in Sections 8 and 9 hereof, and the provisions of Sections 10 and 14 hereof shall remain in effect.

   SECTION 6. ADDITIONAL COVENANTS OF THE COMPANY. The Company covenants and agrees that:

       (a) REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each sale of the Notes to the Purchasing Agent pursuant to a Terms Agreement, shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement and in any certificate theretofore delivered to the Agents pursuant hereto are true and correct at the time of such sale and an undertaking that such representations and warranties will be true and correct at the time of delivery to the Purchasing Agent or to the Agents, of the Note or Notes relating to such sale as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and the Prospectus as amended and supplemented to each such time);

       (b) SUBSEQUENT DELIVERY OF CERTIFICATES. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (except for an amendment or supplement limited to information as to the offering or sale of a particular tranche of Notes) or a new Registration Statement is used by the Company with respect to the Notes, and (ii) there is filed with the Commission any annual report on Form 10-K, quarterly report on Form 10-Q or periodic report on Form 8-K incorporated by reference into the Prospectus and Purchasing Agent reasonably requests, the Company shall furnish or cause to be furnished to the Purchasing Agent promptly a certificate in form satisfactory to the Purchasing to the effect that the statements contained in the certificates referred to in Section 5(b) hereof which were last furnished to the Agents are true and correct at the time of such amendment or supplement or filing or sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time or the new Registration Statement, as the case may be) or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said Section 5(b), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificates or the new Registration Statement, as the case may be; provided, however, that the Company shall not be required to furnish any certificates to any Agents pursuant to this paragraph at a time when the Agents shall have suspended solicitation of purchases of Notes in their capacity as agents pursuant to instructions of the Company, if none of the Agents shall then hold any Notes purchased as principal from the Purchasing Agent pursuant to a Terms Agreement;

       (c) SUBSEQUENT DELIVERY OF LEGAL OPINIONS. Each time that the Registration Statement or the Prospectus shall be amended or supplemented (except for an amendment or supplement limited to information as to the offering or sale of a particular tranche of Notes) or a new Registration Statement is used by the Company with respect to the Notes, the Company shall furnish or cause to be furnished promptly to the Agents a written opinion of the General Counsel, Corporate Treasury and Assistant Secretary of the Company or other counsel satisfactory to the Agents, dated the date of delivery of such opinion, in form satisfactory to the Agents, of the same tenor as the opinion referred to in Section 5(a) hereof but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion or the new Registration Statement, as the case may be, or, in lieu of such opinion, counsel last furnishing such opinion to the Agents shall furnish the Agents with a letter to the effect that the Agents may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance or the new Registration Statement, as the case may be); and

       (d) SUBSEQUENT DELIVERY OF COMFORT LETTERS. Each time that the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information or a new Registration Statement is used by the Company with respect to the Notes or there is filed with the Commission any document incorporated by reference into the Prospectus which contains additional financial information, the Company shall cause KPMG LLP promptly to furnish the Agents a letter, dated the date of filing of such amendment, supplement or document with the Commission or the date of effectiveness of such new Registration Statement, or the date of such sale, as the case may be, in form satisfactory to the Agents, of the same tenor as the letter referred to in
Section 5(d) hereof; provided, however, that if the Registration Statement or the Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter, KPMG LLP may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless any other information included therein of an accounting, financial or statistical nature is of such a nature that, in the Agents' reasonable judgment, such letter should cover such other information.

   SECTION 7. ADDITIONAL COVENANTS OF THE AGENTS. Each Agent agrees that:

       (a) ADVERTISING. It will not place advertisements or publish notices of any kind in any jurisdiction relating to any Notes, the offering of any Notes or any other matter relating to this Agreement without the prior written consent of the Company.

       (b) DISCRETIONARY ACCOUNTS. It will not confirm sales of any Notes to accounts over which it exercises discretionary authority.

       (c) BONA FIDE PURCHASER. It will not buy or hold Notes, as principal, unless such Notes are intended to be sold on the Settlement Date to a bona fide purchaser who is not an affiliate of such Agent. Notwithstanding the foregoing, nothing herein shall prohibit any Agent from creating a secondary market for the Notes.

       (d) INTERNOTES.COM WEBSITE. The Company is not responsible for any material contained on the InterNotes.com website other than material prepared and provided to you by the Company for inclusion on the website.

       (e) SELLING RESTRICTIONS COMPLIANCE. (i) Each Agent hereby certifies that such Agent has anti-money laundering policies and procedures in place in accordance with the requirements imposed by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001, Pub. L, 107-56, 115 Stat. 380 (October 26, 2001), or any rules or regulations promulgated thereunder, and will comply with legal measures administered by the Office of Foreign Assets Control of the United States Department of the Treasury. Each Agent also certifies that such Agent has implemented an anti-money laundering compliance program pursuant to NASD Rule 3011; and (ii) Each Agent will comply with all applicable laws and regulations in each country or jurisdiction outside of the United States in or from which it purchases, offers, sells or delivers Notes or has in its possession or distributes the Prospectus for such Notes or any other offering material and will obtain any consent, approval or permission required by it for the purchase, offer or sale by it of the Notes under the laws and regulations in force in any jurisdiction to which it is subject or in which it makes such purchases, offers or sales and the Company shall have no responsibility therefor.

       (f) FREE WRITING PROSPECTUS USE. Except as otherwise agreed by the Company and specified in a Terms Agreement with respect to a particular offering of a tranche of Notes, it has not made and will not make any offer relating to the Notes that would constitute a free writing prospectus, as defined in Rule 405 under the 1933 Act, other than a Permitted Free Writing Prospectus or a free writing prospectus which is not required to be filed by the Company pursuant to Rule 433 under the 1933 Act; provided, that, if so specified in the Terms Agreement or the Company shall otherwise so notify the Agents in writing, the Agent will make no offer relating to the Notes that will constitute a free writing prospectus as defined in Rule 405 under the 1933 Act, other than a Permitted Free Writing Prospectus, without the prior consent of the Company. Any such material prepared by or on behalf of such Agent will only be used if it complies in all material respects with the requirement of the 1933 Act and the 1933 Act Regulations.

   SECTION 8. INDEMNIFICATION. (a) INDEMNIFICATION OF THE AGENTS. The Company agrees to indemnify and hold harmless each Agent and each person, if any, who controls any Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, any Permitted Free Writing Prospectus, the Pricing Disclosure Material or the Prospectus (if used within the period set forth in Section 3(c) and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by any Agent expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any Preliminary Prospectus (including, without limitation, any preliminary prospectus supplement or preliminary pricing supplement), any Permitted Free Writing Prospectus, the Pricing Disclosure Material, or any Prospectus shall not inure to the benefit of any Agent from whom the person asserting any such losses, claims, damages or liabilities purchased Notes, or any person controlling such Agent, if a copy of the Pricing Disclosure Material or the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was provided (with notice that it contains additional or different material information) to such Agent by the Company sufficiently far enough in advance of the time of sale in order to enable such Agent to convey to the purchaser of the Notes and was not conveyed by or on behalf of such Agent to such person at or prior to the entry into the contract of sale of the Notes to such person pursuant to Rule 159 of the 1933 Act, and if the Pricing Disclosure Material or the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

       (b) INDEMNIFICATION OF COMPANY. Each Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company to the same extent as the foregoing indemnity from the Company to each Agent, (i) with reference to information relating to such Agent furnished in writing by such Agent expressly for use in the Registration Statement, any Permitted Free Writing Prospectus, the Pricing Disclosure Material or the Prospectus or any amendments or supplements thereto and (ii) arising from any other free writing prospectus prepared by or on behalf of such Agent, except to the extent arising from the information furnished in writing by the Company expressly for use therein.

       (c) GENERAL. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) hereof, such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Agents in the case of parties indemnified pursuant to Section 8(a) and by the Company in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

   SECTION 9. CONTRIBUTION. If the indemnification provided for in Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) if the indemnifying party is the Company, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Agents on the other from the issue and sale of the Notes, (ii) if the indemnifying party is an Agent, in such proportion as is appropriate to reflect the relative fault of such Agent on the one hand and the Company on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, or (iii) if the allocation provided by clause (i) or clause (ii) above, as the case may be, is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above or the relative fault referred to in clause (ii) above, as the case may be, but also such relative fault (in cases covered by clause (i)) or such relative benefits (in cases covered by clause (ii)) as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Agents on the other hand shall be deemed to be in the same proportion as the total sales price received by the Company from the sale of Notes that are the subject of the claim for indemnification (before deducting expenses) bears to the total underwriting discounts and commissions received by the Agents from sales of Notes that are the subject of the claim for indemnification. The relative fault of the Company on the one hand and of the Agents on the other shall be determined by reference to, among other things, whether the untrue statement of a fact or the omission to state a fact relates to information supplied by the Company or statements made or furnished by the Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

   The Company and the Agents agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations provided for, in the respective cases, in clauses (i), (ii) and (iii) of the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Agent shall be required to contribute any amount in excess of the amount by which the sum of (i) the total price at which any Notes, the purchase of which is the subject of the claim for indemnification and which was solicited by such Agent, were sold by the Company and (ii) the total price at which any Notes, the purchase of which is the subject of the claim for indemnification and which such Agent purchased as principal and distributed to the public, were offered to the public, exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Agents' obligations to contribute pursuant to this Section 9 are several, in proportion to the respective amounts of Notes solicited or purchased by each of such Agents, and not joint.

   SECTION 10. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or any Terms Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agents or any controlling person of any Agent, or by or on behalf of the Company or any controlling person of the Company, and shall survive each delivery of and payment for any of the Notes.

   SECTION 11. TERMINATION. (a) TERMINATION OF THIS AGREEMENT. This Agreement may be terminated as to a party for any reason, at any time by any party hereto upon the giving of 30 days' written notice of such termination to each other party hereto; provided, however, that an Agent's termination of this Agreement shall terminate the Agreement only between itself and the Company.

       (b) TERMINATION OF A TERMS AGREEMENT. The Purchasing Agent may, and upon the request of an Agent with respect to any Notes being purchased by such Agent shall, terminate any Terms Agreement, immediately upon notice to the Company, at any time prior to the Settlement Date relating thereto if (i) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited; (ii) a general moratorium on commercial banking activities in the State of New York or the United States shall have been declared by Federal authorities; or (iii) there shall have occurred any material outbreak, or material escalation, of hostilities or other national or international calamity or crisis, of such magnitude and severity in its effect on the financial markets of the United States, in the reasonable judgment of the Purchasing Agent or such Agent, as to prevent or materially impair the marketing, or enforcement of contracts for sale, of the Notes.

       (c) GENERAL. In the event of any such termination, no party will have any liability to the other parties hereto or to the other parties to any Terms Agreement so terminated, except that (i) the Agents shall be entitled to any commissions earned in accordance with the second paragraph of Section 2(a) hereof, (ii) if at the time of termination (a) any Agent shall own any Notes purchased pursuant to a Terms Agreement with the intention of reselling them or
(b) an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the Purchasing Agent of the Note or Notes relating thereto has not occurred, the covenants set forth in Sections 3 and 6 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and (iii) the covenant set forth in Section 3(f) hereof (except that the Company shall no longer be required to comply with the provisions of Section 3(f) after it has made generally available to its security holders an earnings statement (which need not be audited) covering a twelve-month period beginning after the date of the last sale of Notes to the Purchasing Agent under a Terms Agreement) which shall satisfy the provisions of Section 11(a) of the 1933 Act and the rules and regulations thereunder), the provisions of Section 4 hereof, the agreements of the Agents pursuant to Section 7 hereof, the indemnity and contribution agreements set forth in Sections 8 and 9 hereof, and the provisions of Sections 10 and 14 hereof shall remain in effect.

   SECTION 12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted to the address listed on Annex A, attached hereto.


   SECTION 13. PARTIES. This Agreement and any Terms Agreement shall inure to the benefit of and be binding upon the Agents and the Company and their respective successors. Nothing expressed or mentioned in this Agreement or any Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 8 and 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any Terms Agreement or any provision herein or therein contained. This Agreement and any Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation, except that purchasers of Notes sold by any Agent as agent shall be entitled to the benefits of Section 5 hereof. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

   SECTION 14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

   Section 15. RELATIONSHIP. The Company and the Agents acknowledge and agree that in connection with all aspects of each transaction contemplated by this Agreement, the Company and the Underwriters have an arms-length business relationship that creates no fiduciary duty on the part of either party and each expressly disclaims any fiduciary relationship

                                       Very truly yours,

                                       GENERAL ELECTRIC CAPITAL
                                         CORPORATION


                                       By /s/ Kathryn A. Cassidy
                                          --------------------------------------
                                          Name: Kathryn A. Cassidy
                                          Title: Senior Vice President Corporate
                                          Treasury & Global Funding Operation


                                       CONFIRMED AND ACCEPTED,
                                       as of the date first above written

                                       Banc of America Securities LLC

                                       By /s/ Lily Chang
                                          --------------------------------------
                                          Name: Lily Chang
                                          Title: Principal


                                       Incapital LLC

                                       By /s/Brian Walker
                                          --------------------------------------
                                          Name: Brian Walker
                                          Title: Managing Director


                                       A.G. Edwards & Sons, Inc.

                                       By /s/ Joyce Opinsky
                                          --------------------------------------
                                          Name: Joyce Opinsky
                                          Title: Vice President


                                       Charles Schwab & Co., Inc.

                                       By /s/ Peter J. Campfield
                                          --------------------------------------
                                          Name: Peter J. Campfield
                                          Title: Vice President, Fixed
                                          Income Trading

                                       Citigroup Capital Markets Inc.

                                       By /s/ Jack McSpadden
                                          --------------------------------------
                                          Name: Jack McSpadden
                                          Title: Managing Director

                                       Edward D. Jones & Co., L.P.

                                       By /s/ Larry Thomas
                                          --------------------------------------
                                          Name: Larry Thomas
                                          Title: General Principal


                                       Merrill Lynch, Pierce, Fenner &
                                       Smith Incorporated

                                       By /s/ Scott Primrose
                                          --------------------------------------
                                          Name: Scott Primrose
                                          Title: Authorized Signatory

                                       Morgan Stanley & Co. Incorporated

                                       By /s/ Michael Fusco
                                          --------------------------------------
                                          Name: Michael Fusco
                                          Title: Executive Director

                                       UBS Financial Services Inc.

                                       By /s/ James LeBlanc
                                          --------------------------------------
                                          Name: James LeBlanc
                                          Title: Senior Vice President

                                       By /s/ Karen Rockey
                                          --------------------------------------
                                          Name: Karen Rockey
                                          Title: Senior Vice President

                                       Wachovia Securities LLC.

                                       By /s/ Keith Mauney
                                          --------------------------------------
                                          Name: Keith Mauney
                                          Title: Managing Director

                                     ANNEX A

                            AGENT CONTACT INFORMATION


Banc of America Securities LLC
Bank of America Corporate Center
NC 1007-06-07
100 North Tryon Street
Charlotte, North Carolina 28255-0065
Attention: David J. Walker
Fax: (704) 388-9939

Incapital LLC
One North LaSalle Street
Suite 3500
Chicago, Illinois  60602
Fax: (312) 379-3701

A.G. Edwards & Sons, Inc.
#1 North Jefferson
Corporate Debt Syndication
St. Louis, Missouri 63103
Attention: Joyce Opinsky
Fax: (314) 955-7341

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, California 94104
Attention: Kathryn Battles SF345CAL-19-113
Fax: (415) 667-5090

Citigroup Capital Markets Inc.
Transaction Execution Group
388 Greenwich Street, 34th Floor
New York, New York 10013
Fax: (646) 291-5209

Edward D. Jones & Co., L.P.
Corporate Bond Department
12555 Manchester Road
St. Louis, Missouri  63131
Attention: Karen Liebsch
Fax: (314) 515-3502

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Global Transaction Management Group
4 World Financial Center  Floor 15
New York, New York 10080
Attention: Scott G. Primrose
Fax: (212) 449-2234

Morgan Stanley & Co. Incorporated
1585 Broadway
2nd Floor
New York, New York  10036
Attention: Manager - Continuously Offered Products
Fax: (212) 761-0780
w/copy to:
1585 Broadway
29th Floor
New York, New York  10036
Attention: Peter Cooper, Investment Banking Information Center
Fax: (212) 761-0260

UBS Financial Services Inc.
Taxable Fixed Income Department
Attention: Corporate Desk
800 Harbor Boulevard
Weehawken, New Jersey 07087
Fax: (201) 352-6900

Wachovia Securities LLC
901 East Byrd Street
Riverfront Plaza
West Tower, 3rd Floor
Richmond, VA  23219
Attention: George Corci
Telecopier:  (804) 868-2205

                            EXHIBIT A
                       DEALER AGENT PROGRAM
                       --------------------

The following Concessions are payable as a percentage of the non-discounted Price to Public of each Note sold through the Purchasing Agent.

  9 months to less than  23 months ...............   0.200%
 23 months to less than  35 months ...............   0.400%
 35 months to less than  47 months ...............   0.625%
 47 months to less than  59 months ...............   0.750%
 59 months to less than  71 months ...............   1.000%
 71 months to less than  83 months ...............   1.100%
 83 months to less than  95 months ...............   1.200%
 95 months to less than 107 months ...............   1.300%
107 months to less than 119 months ...............   1.400%
119 months to less than 131 months ...............   1.500%
131 months to less than 143 months ...............   1.600%
143 months to less than 179 months ...............   1.750%
179 months to less than 239 months ...............   2.000%
239 months to less than 360 months ...............   2.500%
360 months or greater ............................   3.000%

                                    EXHIBIT B

                      General Electric Capital Corporation

                                   INTERNOTES

                 DUE FROM NINE MONTHS OR MORE FROM DATE OF ISSUE

                            ADMINISTRATIVE PROCEDURES

InterNotes, due from nine months or more from date of issue are offered on a continuing basis by General Electric Capital Corporation. The Notes will be offered by Incapital LLC (the "Purchasing Agent"), Banc of America Securities LLC, A.G. Edwards & Sons, Inc., Charles Schwab & Co., Citigroup Capital Markets Inc., Edward D. Jones & Co., L.P., Merrill Lynch, Pierce, Fenner & Smith
Incorporated,   Morgan  Stanley  &  Co.  Incorporated,   Prudential   Securities
Incorporated, UBS Financial Services Inc. and Wachovia Securities LLC (collectively, the "Agents") pursuant to a Selling Agent Agreement among the Company and the Agents dated as of the date hereof (the "Selling Agent Agreement") and one or more terms agreements substantially in the form attached to the Selling Agent Agreement as Exhibit C (each a "Terms Agreement"). The Notes are being resold by the Purchasing Agent (and by any Agent that purchases them from the Purchasing Agent) (i) directly to customers of the Agents or (ii) to selected broker-dealers (the "Selected Dealers") for distribution to their customers pursuant to a Master Selected Dealer Agreement (a "Dealers Agreement") attached to the Selling Agent Agreement as Exhibit E. The Agents have agreed to use their reasonable best efforts to solicit purchases of the Notes. The Notes are senior debt and have been registered with the Securities and Exchange Commission (the "SEC"). JPMorgan Chase Bank, N.A is the trustee (the "Trustee") for debt under a Third Amended and Restated Indenture dated as of February 27, 1997, as supplemented from time to time, between the Company and the Trustee (as supplemented, the "Indenture") covering the Notes. Pursuant to the terms of the Indenture, JPMorgan Chase Bank, N.A. also will serve as authenticating agent, issuing agent and paying agent.

Each tranche of Notes will be issued in book-entry only form ("Notes") and represented by one or more fully registered global notes without coupons (each, a "Global Note") held by the Trustee, as agent for The Depository Trust Corporation ("DTC") and recorded in the book-entry system maintained by DTC. Each Global Note will have the annual interest rate, maturity and other terms set forth in the relevant Pricing Supplement (as defined in the Selling Agent Agreement). Owners of beneficial interests in a Global Note will be entitled to physical delivery of Notes issued in certificated form equal in principal amount to their respective beneficial interests only upon certain limited circumstances described in the Indenture.

Administrative procedures and specific terms of the offering are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Agents and the Trustee in writing of those persons handling administrative responsibilities with whom the Agents and the Trustee are to communicate regarding offers to purchase Notes and the details of their delivery.

Notes will be issued in accordance with the administrative procedures set forth in herein. To the extent the procedures set forth below conflict with or omit certain of the provisions of the Notes, the Indenture, the Selling Agent Agreement or the Prospectus and the Pricing Supplement (together, the "Prospectus"), the relevant provisions of the Notes, the Indenture, the Selling Agent Agreement and the Prospectus shall control. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Selling Agent Agreement, the Prospectus in the form most recently filed with the SEC pursuant to Rule 424 of the 1933 Act, or in the Indenture.

                       Administrative Procedures for Notes
                       -----------------------------------

In connection with the qualification of Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under a Letter of Representations from the Company and the Trustee to DTC, dated November 22, 2002 and a Medium-Term Note Certificate Agreement between the Trustee and DTC (the "Certificate Agreement") dated November 13, 2001 and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS"). The procedures set forth below may be modified in compliance with DTC's then-applicable procedures and upon agreement by the Company, the Trustee and the Purchasing Agent.

Maturities:                Each  Note  will  mature  on a  date  (the  "Maturity
                           Date")  not less than nine  months  after the date of
                           delivery  by the  Company  of such  Note.  Notes will
                           mature on any date selected by the initial  purchaser
                           and agreed to by the  Company.  "Maturity"  when used
                           with  respect  to any  Note,  means the date on which
                           the  outstanding   principal   amount  of  such  Note
                           becomes due and payable in full in accordance with its terms, whether at its Maturity Date or by declaration of acceleration, call for redemption, repayment or otherwise.

Issuance:                  All Notes  having the same terms will be  represented
                           initially by a single Global Note. Each Global Note will be dated and issued as of the date of its authentication by the Trustee.

                           Each Global Note will bear an original issue date (the "Original Issue Date"). The Original Issue Date shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of an original Note regardless of their dates of authentication.

Identification             The  Company  has  received  from the  CUSIP  Service
Numbers:                   Bureau  (the CUSIP  Service  Bureau")  of  Standard &
                           Poor's  Corporation  ("Standard & Poor's") one series
                           of CUSIP  numbers  consisting  of  approximately  900
                           CUSIP numbers for future  assignment to Global Notes.
                           The Company will provide the  Purchasing  Agent,  DTC
                           and the Trustee with a list of such CUSIP numbers. On
                           behalf of the  Company,  the  Purchasing  Agent  will
                           assign  CUSIP   numbers  as  described   below  under
                           "Procedure for Rate Setting and Posting". DTC will notify the CUSIP Service Bureau periodically of the

                           CUSIP numbers that the Company has assigned to Global Notes. The Company will reserve additional CUSIP numbers when necessary for assignment to Global Notes and will provide the Purchasing Agent, the Trustee and DTC with the list of additional CUSIP numbers so obtained.

Registration:              Unless otherwise  specified by DTC, Global Notes will
                           be  issued  only in  fully  registered  form  without
                           coupons.  Each Global Note will be  registered in the
                           name of Cede & Co.,  as nominee  for DTC, on the Note
                           Register   maintained  under  the  Indenture  by  the
                           Trustee.  The  beneficial  owner of a Note (or one or
                           more indirect  participants in DTC designated by such
                           owner) will  designate  one or more  participants  in
                           DTC (with respect to such Note,  the  "Participants")
                           to  act  as  agent  or  agents   for  such  owner  in
                           connection with the book-entry  system  maintained by
                           DTC,  and DTC will  record  in  book-entry  form,  in
                           accordance   with   instructions   provided  by  such
                           Participants,  a credit  balance with respect to such
                           beneficial  owner of such Note in the account of such
                           Participants.   The   ownership   interest   of  such
                           beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:                 Transfers  of  interests  in a  Global  Note  will be
                           accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such interests.

Exchanges:                 The Trustee,  at the Company's  request,  may deliver
                           to DTC and the  CUSIP  Service  Bureau  at any time a
                           written  notice of  consolidation  specifying (a) the
                           CUSIP   numbers   of  two  or   more   Global   Notes
                           outstanding on such date that represent  Notes having
                           the same terms  (except  that  Original  Issue  Dates
                           need not be the  same)  and for  which  interest,  if
                           any,  has  been  paid  to the  same  date  and  which
                           otherwise  constitute  Notes of the same  series  and
                           tenor under the Indenture,  (b) a date,  occurring at
                           least 30 days after such written  notice is delivered
                           and  at  least  30  days  before  the  next  Interest
                           Payment  Date,  if any,  for the  related  Notes,  on
                           which such  Global  Notes  shall be  exchanged  for a
                           single  replacement  Global Note; and (c) a new CUSIP
                           number,  obtained from the Company, to be assigned to
                           such  replacement  Global Note.  Upon receipt of such
                           a  notice,   DTC  will   send  to  its   participants
                           (including  the  relevant  Agent)  and the  Trustee a
                           written  reorganization  notice  to the  effect  that
                           such exchange  will occur on such date.  Prior to the
                           specified  exchange date, the Trustee will deliver to
                           the  CUSIP  Service  Bureau  written  notice  setting
                           forth  such  exchange  date and
                           the new CUSIP  number and  stating  that,  as of such
                           exchange  date, the CUSIP numbers of the Global Notes
                           to be  exchanged  will no  longer  be  valid.  On the
                           specified  exchange  date,  the Trustee will exchange
                           such Global  Notes for a single  Global Note  bearing
                           the new CUSIP  number  and the CUSIP  numbers  of the
                           exchanged Global Notes will, in accordance with CUSIP
                           Service  Bureau  procedures,  be  cancelled  and  not
                           immediately    reassigned.     Notwithstanding    the
                           foregoing, if the Global Notes to be exchanged exceed
                           $500,000,000 in aggregate principal or face amount or
                           any other limit set by DTC (the "Permitted  Amount"),
                           one replacement Global Note will be authenticated and
                           issued  to  represent   each   Permitted   Amount  of
                           principal  or face  amount  of the  exchanged  Global
                           Notes  and  an   additional   Global   Note  will  be
                           authenticated  and issued to represent  any remaining
                           principal   amount   of  such   Global   Notes   (See
                           "Denominations" below).

Denominations:             Unless  otherwise  agreed by the Company,  Notes will
                           be  issued  in  denominations  of  $1,000 or more (in
                           multiples   of   $1,000).   Global   Notes   will  be
                           denominated  in  principal  or  face  amounts  not in
                           excess  of the  Permitted  Amount.  If  one  or  more
                           Notes  having an  aggregate  principal or face amount
                           in excess of the Permitted  Amount would, but for the
                           preceding  sentence,   be  represented  by  a  single
                           Global  Note,  then one Global Note will be issued to
                           represent each Permitted  Amount of principal or face
                           amount  of  such  Note  or  Notes  and an  additional
                           Global   Note  will  be  Issued  to   represent   any
                           remaining  principal  amount  of such  Note or Notes.
                           In such case, each of the Global Notes representing such Note or Notes shall be assigned the same CUSIP number.

Issue Price:               Unless otherwise  specified in an applicable  Pricing
                           Supplement,   each   Note   will  be  issued  at  the
                           percentage of principal amount specified in the Prospectus relating to such Note.

Interest:                  GENERAL.  Each  Note will  bear  interest  at a fixed
                           rate.  Interest  on each  Note will  accrue  from the
                           Original  Issue  Date of  such  Note  for  the  first
                           interest  period  and from the most  recent  Interest
                           Payment Date to which  interest has been paid for all
                           subsequent  interest  periods.  Except  as set  forth
                           hereafter,  each  payment of  interest on a Note will
                           include  interest  accrued to, but excluding,  as the
                           case may be, the  Interest  Payment  Date or the date
                           of  Maturity  (other  than a Maturity  Date of a Note
                           occurring  on the 31st  day of a month in which  case
                           such  payment  of  interest  will  include   interest
                           accrued  to  but  excluding  the  30th  day  of  such
                           month).   Any  payment  of   principal,   premium  or
                           interest required to be made on a day that is not a Business Day (as defined below) may be made on the next succeeding Business Day and no interest shall accrue as a result of any such delayed payment.

                           Each pending deposit message described under Settlement Procedure "C" below will be routed to Standard & Poor's Corporation, which will use the message to include certain information regarding the related Notes in the appropriate daily bond report published by Standard & Poor's Corporation.

                           Each Note will bear interest from, and including, its Original Issue Date at the rate per annum set forth thereon and in the applicable Pricing Supplement until the principal amount thereof is paid, or made available for payment, in full. Unless otherwise specified in the applicable Pricing Supplement, interest on each Note will be payable either monthly, quarterly, semi-annually or annually on each Interest Payment Date and at Maturity (or on the date of redemption or repayment if a Note is repurchased by the Company prior to maturity pursuant to mandatory or optional redemption or repayment provisions or the Survivor's Option). Interest will be payable to the person in whose name a Note is registered at the close of business on the Regular Record Date next preceding each Interest Payment Date; provided, however, interest payable at Maturity, on a date of redemption or repayment or in connection with the exercise of the Survivor's Option will be payable to the person to whom principal shall be payable.

                           Any payment of principal, and premium, if any, or interest required to be made on a Note on a day which is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such day, and no additional interest shall accrue as a result of such delayed payment. Unless otherwise specified in the applicable Pricing Supplement, any interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months. The interest rates the Company will agree to pay on newly-issued Notes are subject to change without notice by the Company from time to time, but no such change will affect any Notes already issued or as to which an offer to purchase has been accepted by the Company.

                           The Interest Payment Dates for a Note that provides for monthly interest payments shall be the fifteenth day of each calendar month, commencing in the calendar month that next succeeds the month in which the Note is issued. In the case of a Note that provides for quarterly interest payments, the Interest Payment Dates shall be the fifteenth day of each third month, commencing in the third succeeding calendar month following the month in which the Note is issued. In the case of a Note that provides for semi-annual interest payments, the Interest Payment dates shall be the fifteenth day of each sixth month, commencing in the sixth succeeding calendar month following the month in which the Note is issued. In the case of a Note that provides for annual interest payments, the Interest Payment Date shall be the fifteenth day of every twelfth month, commencing in the twelfth succeeding calendar month following the month in which the Note is issued. The Regular Record Date with respect to any Interest Payment Date shall be the first day of the calendar month in which such Interest Payment Date occurred, except that the Regular Record Date with respect to the final Interest Payment Date shall be the final Interest Payment Date.

                           Each payment of interest on a Note shall include accrued interest from and including the Original Issue Date or from and including the last day in respect of which interest has been paid (or duly provided for), as the case may be, to, but excluding, the Interest Payment Date or Maturity Date, as the case may be.

Calculation of Interest:   Interest  on  the  Notes   (including   interest  for
                           partial periods) will be calculated on the basis of a 360-day year of twelve 30-day months. (Examples of interest calculations are as follows: October 1, 1998 to April 1, 1999 equals 6 months and 0 days, or 180 days; the interest paid equals 180/360 times the annual rate of interest times the principal amount of the Note. The period from December 3, 1998 to April 1, 1999 equals 3 months and 28 days, or 118 days; the interest payable equals 118/360 times the annual rate of interest times the principal amount of the Note.)

Business Day:              "Business Day" means,  unless otherwise  specified in
                           the applicable Pricing Supplement, any weekday that is (1) not a legal holiday in New York, New York and
                           (2) not a day on which  banking  institutions  in New
                           York, New York are authorized or required by law or regulation to be closed.

Payments of Principal
and Interest:              PAYMENTS OF PRINCIPAL  AND INTEREST.  Promptly  after
                           each Regular  Record  Date,  the Trustee will deliver
                           to the  Company and DTC a written  notice  specifying
                           by CUSIP  number the amount of  interest,  if any, to
                           be  paid  on  each  Global  Note  on  the   following
                           Interest   Payment   Date  (other  than  an  Interest
                           Payment Date coinciding with a Maturity Date) and the total of such amounts. DTC will confirm the amount payable on each Global Note on such Interest
                           Payment Date by reference to the daily bond reports published by Standard & Poor's. On such Interest
                           Payment Date, the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, such total amount of interest due (other than on the Maturity
                           Date), at the times and in the manner set forth below under "Manner of Payment." If any Interest
                           Payment Date for any Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date.

                           PAYMENTS ON THE MATURITY DATE. On or about the first Business Day of each month, the Trustee will deliver to the Company and DTC a written list of principal, premium, if any, and interest to be paid on each Global Note representing Notes maturing or subject to redemption (pursuant to a sinking fund or otherwise) or repayment ("Maturity") in the following month. The Trustee, the Company and DTC will confirm the amounts of such principal, premium, if any, and interest payments with respect to each Global Note on or about the fifth Business Day preceding the Maturity Date of such Global Note. On the Maturity Date, the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, the principal amount of such Global Note, together with interest and premium, if any, due on such Maturity Date, at the times and in the manner set forth below under "Manner of Payment." If the Maturity Date of any Global Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity Date. Promptly after payment to DTC of the principal and interest due on the Maturity Date of such Global Note and all other Notes represented by such Global Note, the Trustee will cancel and dispose of such Global Note in accordance with the Indenture and so advise the Company.

                           MANNER OF PAYMENT. The total amount of any principal, premium, if any, and interest due on Global Notes on any Interest Payment Date or at Maturity shall be paid by the Company to the Trustee in immediately available funds on such date. The Company will make such payment on such Global Notes to an account specified by the Trustee. Prior to 10:00 a.m., New York City time, on the date of Maturity or as soon as practicable thereafter, the Trustee will make payment to DTC in accordance with existing arrangements between DTC and the Trustee, in funds available for immediate use by DTC, each payment of interest, principal and premium, if any, due on a Global Note on such date. On each Interest Payment Date (other than on the Maturity Date) the Trustee will pay DTC such interest payments in same-day funds in accordance with existing arrangements between the Trustee and DTC. Thereafter, on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants with payments in amounts proportionate to their respective holdings in principal amount of beneficial interest in such Global Note as are recorded in the book-entry system maintained by DTC. Neither the Company nor the Trustee shall have any direct responsibility or liability for the payment by DTC of the principal of, or premium, if any, or interest on, the Notes to such Participants.

                           WITHHOLDING TAXES. The amount of any taxes required under applicable law to be withheld from any interest payment on a Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Procedure for Rate
Setting and Posting:       The Company and the Agents  will  discuss,  from time
                           to time, the aggregate principal amounts of, the Maturities, the Issue Price and the interest rates to be borne by Notes that may be sold as a result of the solicitation of orders by the Agents. If the Company decides to set interest rates borne by any Notes in respect of which the Agents are to solicit orders (the setting of such interest rates to be referred to herein as "Posting") or if the Company decides to change interest rates previously posted by it, it will promptly advise the Agents of the prices and interest rates to be posted.

                           The Purchasing Agent will assign a separate CUSIP number for each tranche of Notes to be posted, and will so advise and notify the Company and the Trustee of said assignment by telephone and/or by telecopier or other form of electronic transmission. The Purchasing Agent will include the assigned CUSIP number on all Posting notices communicated to the Agents and Selected Dealers.

                           Offering of Notes: In the event that there is a Posting, the Purchasing Agent will communicate to each of the Agents and Selected Dealers the aggregate principal amount and Maturities of, along with the interest rates to be borne by, each tranche of Notes that is the subject of the Posting. Thereafter, the Purchasing Agent, along with the other Agents and the Selected Dealers, will solicit offers to purchase the Notes accordingly.

Purchase of Notes by
the Purchasing Agent:      The  Purchasing  Agent will, no later than 12:00 noon
                           (New York City time) on the seventh day subsequent to the day on which such Posting occurs, or if such seventh day is not a Business Day on the preceding Business Day, or on such other Business Day and time as shall be mutually agreed upon by the Company and the Agents (any such day, a "Trade Day"),
                           (i) complete, execute and deliver to the Company a Terms Agreement that sets forth, among other things, the amount of each tranche that the Purchasing Agent is offering to purchase or (ii) inform the Company that none of the Notes of a particular tranche will be purchased by the Purchasing Agent.

Acceptance and
Rejection of Orders:       Unless  otherwise  agreed  by  the  Company  and  the
                           Agents,  the  Company  has the sole  right to  accept
                           orders  to  purchase  Notes and may  reject  any such
                           order  in  whole   or  in  part.   Unless   otherwise
                           instructed by the Company, the Purchasing Agent will promptly advise the Company by telephone of all offers to purchase Notes received by it, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. No order for less than $1,000 principal amount of Notes will be accepted.

                           Upon receipt of a completed and executed Terms Agreement from the Purchasing Agent, the Company will
                           (i) promptly execute and return such Terms Agreement to the Purchasing Agent or (ii) inform the Purchasing Agent that its offer to purchase the Notes of a particular tranche has been rejected, in whole or in part. The Purchasing Agent will thereafter promptly inform the other Agents and participating Selected Dealers of the action taken by the Company.

Preparation of Pricing     If any offer to  purchase a Note is accepted by or on
Supplement:                behalf of the  Company,  the Company  will  provide a
                           Pricing   Supplement   (substantially   in  the  form
                           attached to the Selling Agent Agreement as Exhibit D)
                           reflecting the terms of such Note and will have filed
                           such Pricing  Supplement  with the SEC in  accordance
                           with the  applicable  paragraph  of Rule 424(b) under
                           the Act. The Company  shall use its  reasonable  best
                           efforts to send such Pricing  Supplement  by email or
                           telecopy to the  Purchasing  Agent and the Trustee by
                           3:00  p.m.  (New York  City  Time) on the  applicable
                           Trade  Day.  The  Purchasing   Agent  shall  use  its
                           reasonable   best   efforts  to  send  such   Pricing
                           Supplement and the Prospectus by email or telecopy or overnight express (for delivery by the close of business on the applicable Trade Day, but in no event later than 11:00 a.m. New York City time, on the Business Day following the applicable Trade Date) to each Agent (or other Selected Dealer) which made or presented the offer to purchase the applicable Note and the Trustee at the following applicable address:

                           IF TO BANC OF AMERICA SECURITIES LLC, TO:

                           100 North Tryon Street
                           Charlotte, North Carolina 28255-0065
                           Attention: David J. Walker
                           Telephone: (704) 388-6820
                           Telecopier: (704) 388-9939

                           IF TO INCAPITAL LLC, TO:

                           One North LaSalle Street
                           Suite 3500
                           Chicago, Illinois 60646-7488
                           Telephone: (312) 379-3700
                           Telecopier: (312) 379-3701

                           IF TO A.G. EDWARDS & SONS, INC, TO:

                           #1 North Jefferson
                           7th Floor Bond Department
                           St. Louis, Missouri 63103
                           Attention: Joyce Opinsky
                           Telephone: (314) 955-5000
                           Telecopier: (314) 955-7341

                           IF TO CHARLES SCHWAB & CO., INC., TO:

                           Charles Schwab & Co., Inc.
                           101 Montgomery Street
                           San Francisco, California 94101
                           Attention: Kathryn Battles SF345CAL-19-113
                           Telephone: (415) 667-5176
                           Telecopier: (415) 667-5090

                           IF TO CITIGROUP CAPITAL MARKETS, INC., TO:

                           Citigroup Capital Markets Inc.
                           Transaction Execution Group
                           388 Greenwich Street, 34th Floor
                           New York, New York 10013
                           Telephone: (212) 816-1135
                           Fax: (646) 291-5209

                           IF TO EDWARD D. JONES & CO., L.P., TO:

                           Corporate Bond Department
                           12555 Manchester Road
                           St. Louis, Missouri 63131
                           Attention: Karen Liebsch
                           Telephone: (314) 515-5119
                           Telecopier: (314) 515-3502

                           IF TO MERRILL LYNCH, PIERCE, FENNER & SMITH
                           INCORPORATED, TO:

                           Merrill Lynch Production Technologies
                           44B Colonial Drive
                           Piscataway, New Jersey 08854
                           Attention: Prospectus Operations/ Nachman Kimerling
                           Telephone: (732) 885-2768
                           Telecopier: (732) 885-2774/5/6
                           email: mtnsuppl@na2.us.ml.com

                           IF TO MORGAN STANLEY & CO. INCORPORATED, TO:

                           1585 Broadway
                           2nd Floor
                           New York, New York 10036
                           Attention: MTN Trading Desk, Carlos Cabrera
                           Telephone: (212) 761-4000
                           Telecopier: (212) 761-0780

                           IF TO UBS FINANCIAL SERVICES INC., TO:

                           Taxable Financial Income Department
                           Attention: Corporate Desk
                           800 Harbor Blvd.
                           Weehawken, New Jersey 07087
                           Telephone: (201) 352-7150
                           Telecopier: (201) 352-6900

                           IF TO WACHOVIA SECURITIES LLC, TO:

                           901 East Byrd Street
                           Riverfront Plaza
                           West Tower, 3rd Floor
                           Richmond, VA  23219
                           Attn: George Corci
                           Telecopier: (804) 868-2205

                           AND IF TO THE TRUSTEE, TO:

                           JPMorgan Chase Bank
                           4 New York Plaza, 15th Floor
                           New York, New York 10004
                           Attention: Worldwide Securities Services
                           Telephone: (212) 623-5427
                           Telecopier: (212) 623-6205

                           For record keeping purposes, one copy of each Pricing Supplement, as so filed, shall also be mailed or telecopied to:

                           Banc of America Securities LLC
                           Bank of America Corporate Center
                           100 North Tryon Street
                           Charlotte, North Carolina 28255-0065
                           Attention: David J. Walker
                           Telephone: (704) 388-6820
                           Telecopier: (704) 388-9939

                           Each such Agent (or Selected Dealer), in turn, pursuant to the terms of the Selling Agent Agreement and the Master Selected Dealer Agreement, will deliver to the purchaser a notice of availability (pursuant to Rule 172 of the 1933 Act) or cause to be delivered a copy of the Prospectus and the applicable Pricing Supplement to each purchaser of Notes from such Agent or Selected Dealer.

                           Outdated Pricing Supplements and the Prospectuses to which they are attached (other than those retained for files) will be destroyed.

Delivery of Confirmation
and Prospectus to
Purchaser
by Presenting Agent:       Subject to "Suspension of Solicitation;  Amendment or
                           Supplement" below, the Agents will deliver to the purchaser a notice of availability (pursuant to Rule
                           172 of the 1933 Act) or deliver a Prospectus and Pricing Supplement as herein described with respect to each Note sold by it.

                           For each offer to purchase a Note accepted by or on behalf of the Company, the Purchasing Agent will confirm in writing with each Agent or Selected Dealer the terms of such Note, the amount being purchased by such Agent or Selected Dealer and other applicable details described above and delivery and payment instructions, with a copy to the Company.

                           In addition, the Purchasing Agent, other Agent or Selected Dealer, as the case may be, will deliver to the purchaser a notice of availability (pursuant to Rule 172 of the 1933 Act) or deliver to investors purchasing the Notes the Prospectus (including the Pricing Supplement) in relation to such Notes prior to or simultaneously with delivery of the confirmation of sale or delivery of the Note.

Settlement:                The  receipt of  immediately  available  funds by the
                           Company in payment  for Notes and the  authentication
                           and  issuance  of the Global Note  representing  such
                           Notes shall constitute  "Settlement"  with respect to
                           such Note.  All orders  accepted by the Company  will
                           be  settled   within  one  to  three   Business  Days
                           pursuant to the timetable for Settlement set forth below, unless the Company and the purchaser agree to Settlement on a later date, and shall be specified upon acceptance of such offer; provided, however, in all cases the Company will notify the Trustee on the date issuance instructions are given.

Settlement Procedures:     In the event of a purchase of Notes by any Agent,  as
                           agent,  appropriate  Settlement details, if different
                           from those set forth below,  will be set forth in the
                           applicable   Terms   Agreement  to  be  entered  into
                           between such Agent and the Company pursuant to the Selling Agent Agreement. Settlement Procedures with regard to each Note sold by an Agent, as principal for the Company, shall be as follows:

                           A. After the acceptance of an offer by the Company with respect to a Note, the Purchasing Agent will communicate the following details of the terms of such offer (the "Note Sale Information") to the Company by telephone confirmed in writing or by facsimile transmission or other acceptable written means:

                                1.   Principal amount of the purchase;

                                2.   Interest Rate per annum;

                                3.   Interest Payment Frequency;

                                4.   Settlement Date;

                                5.   Maturity Date;

                                6.   Price to Public;

                                7. Purchasing Agent's commission determined pursuant to Section IV(a) of the Selling Agent Agreement;

                                8.   Net proceeds to the Company;

                                9.   Trade Date;

                                10. If a Note is redeemable by the Company or repayable by the Noteholder, such of the following as are applicable:

                                     (i)    The  date on and  after  which  such
                                            Note  may  be  redeemed/repaid  (the
                                            "Redemption/  Repayment Commencement
                                            Date"),

                                     (ii)   Initial  redemption/repayment  price
                                            (% of par), and

                                     (iii)  Amount (% of par)  that the  initial
                                            redemption/repayment   price   shall
                                            decline  (but not below par) on each
                                            anniversary          of          the
                                            Redemption/Repayment    Commencement
                                            Date;

                                11.  Whether the Note has a Survivor's Option;

                                12. DTC Participant Number of the institution through which the customer will hold the beneficial interest in the Global Note; and

                                13.  Such  other  terms  as  are   necessary  to
                                     complete the applicable form of Note.

                           B. The Company will confirm the previously assigned CUSIP number to the Global Note representing such Note and then advise the Trustee and the Purchasing Agent by telephone, or by telecopier or other form of electronic transmission (confirmed in writing at anytime on the same date) of the information received in accordance with Settlement Procedure "A" above, the assigned CUSIP number and the name of the Purchasing Agent. Each such communication by the Company will be deemed to constitute a representation and warranty by the Company to the Trustee and the Agents that (i) such Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company; (ii) such Note, and the Global Note representing such Note, will conform with the terms of the Indenture; and (iii) upon authentication and delivery of the Global Note representing such Note, the aggregate principal amount of all Notes issued under the Indenture will not exceed the aggregate principal amount of Notes authorized for issuance at such time by the Company.

                           C. The Trustee will communicate to DTC and the Purchasing Agent through DTC's Participant Terminal System, a pending deposit message specifying the following Settlement information:

                                1. The information received in accordance with Settlement Procedure "A".

                                2. The numbers of the participant accounts maintained by DTC on behalf of the Trustee and the Purchasing Agent.

                                3. The initial Interest Payment Date for such Note, number of days by which such date succeeds the related DTC record date (which term means the Regular Record Date), and if then calculated, the amount of interest payable on such Initial Interest Payment Date (which amount shall have been confirmed by the Trustee).

                                4.   The  CUSIP   number  of  the  Global   Note
                                     representing such Notes.

                                5.   The frequency of interest.

                                6. Whether such Global Note represents any other Notes issued or to be issued (to the extent then known).

                           D. DTC will credit such Note to the participant account of the Trustee maintained by DTC.

                           E. The Trustee will complete and deliver a Global Note representing such Note in a form that has been approved by the Company, the Agents and the Trustee.

                           F. The Trustee will authenticate the Global Note representing such Note and maintain possession of such Global Note.

                           G. The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Note to the Trustee's participant account and credit such Note to the participant account of the Purchasing Agent maintained by DTC and (ii) debit the settlement account of the Purchasing Agent and credit the settlement account of the Trustee maintained by DTC, in an amount equal to the price of such Note less the Purchasing Agent's commission. The entry of such a deliver order shall be deemed to constitute a representation and warranty by the Trustee to DTC that (a) the Global Note representing such Note has been issued and authenticated and (b) the Trustee is holding such Global Note pursuant to the Certificate Agreement.

                           H. The Purchasing Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Note to the Purchasing Agent's participant account and credit such Note to the participant accounts of the Participants to whom such Note is to be credited maintained by DTC and (ii) debit the settlement accounts of such Participants and credit the settlement account of the Purchasing Agent maintained by DTC, in an amount equal to the price of the Note less the agreed upon commission so credited to their accounts.

                           I.   Transfers  of  funds  in  accordance  with  SDFS
                                deliver orders described in Settlement Procedures "G" and "H" will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

                           J. The Trustee will credit to an account of the Company maintained at JPMorgan Chase Bank, N.A. funds available for immediate use in an amount equal to the amount credited to the Trustee's DTC participant account in accordance with Settlement Procedure "G".

                           K. The Trustee will send a copy of the Global Note representing such Note by first-class mail to the Company.

                           L. Each Agent and Selected Dealer will confirm the purchase of each Note to the purchaser thereof either by transmitting to the Participant to whose account such Note has been credited a confirmation order through DTC's Participant Terminal System or by mailing a written confirmation to such purchaser. In all cases the Prospectus as most recently amended or supplemented must accompany or precede such confirmation.

                           M. Each Business Day, the Trustee will send to the Company a statement setting forth the principal amount of Notes outstanding as of that date under the Indenture and setting forth the CUSIP number(s) assigned to, and a brief description of, any orders which the Company has advised the Trustee but which have not yet been settled.

Settlement Procedures
Timetable:                 In  the  event  of  a   purchase   of  Notes  by  the
                           Purchasing    Agent,   as   principal,    appropriate
                           Settlement details, if different from those set forth below will be set forth in the applicable
                           Terms Agreement to be entered into between the Purchasing Agent and the Company pursuant to the Selling Agent Agreement.

                           Settlement Procedures "A" through "M" shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

Settlement
                                 PROCEDURE TIME

                           A            4:00 p.m. on the Trade Day.
                           B            5:00 p.m. on the Trade Day.
                           C            2:00 p.m. on the Business Day before the
                                        Settlement Date.
                           D            10:00 a.m. on the Settlement Date.
                           E            12:00 p.m. on the Settlement Date.
                           F            12:30 a.m. on the Settlement Date.

                           G-H          2:00 p.m. on the Settlement Date.
                           I            4:45 p.m. on the Settlement Date.
                           J-L          5:00 p.m. on the Settlement Date.
                           M            Weekly or at the request of the Company.

                           NOTE: The Prospectus as most recently amended or supplemented must accompany or precede any written confirmation given to the customer (Settlement Procedure "L"). Settlement Procedure "I" is subject to extension in accordance with any extension Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

                           If Settlement of a Note is rescheduled or cancelled, the Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date.

Failure to Settle:         If the Trustee  fails to enter an SDFS deliver  order
                           with  respect  to  a  Note   pursuant  to  Settlement
                           Procedure  "G",  the  Trustee  may  deliver  to  DTC,
                           through DTC's  Participant  Terminal System,  as soon
                           as practicable a withdrawal  message  instructing DTC
                           to debit such Note to the participant  account of the
                           Trustee  maintained  at DTC.  DTC  will  process  the
                           withdrawal  message,  provided that such  participant
                           account  contains  Notes  having  the same  terms and
                           having a  principal  amount that is at least equal to
                           the principal  amount of such Note to be debited.  If
                           withdrawal  messages  are  processed  with respect to
                           all the Notes issued or to be issued  represented  by
                           a Global  Note,  the Trustee  will cancel such Global
                           Note  in   accordance   with  the   Indenture,   make
                           appropriate  entries in its records and so advise the
                           Company.  The CUSIP  number  assigned  to such Global
                           Note shall,  in accordance  with CUSIP Service Bureau
                           procedures,   be   cancelled   and  not   immediately
                           reassigned.  If  withdrawal  messages  are  processed
                           with  respect  to one or more,  but not  all,  of the
                           Notes  represented by a Global Note, the Trustee will
                           exchange such Global Note for two Global  Notes,  one
                           of which  shall  represent  such  Notes  and shall be
                           cancelled  immediately after issuance,  and the other
                           of  which  shall   represent  the   remaining   Notes
                           previously  represented  by  the  surrendered  Global
                           Note  and  shall   bear  the  CUSIP   number  of  the
                           surrendered  Global Note.  If the purchase  price for
                           any Note is not timely paid to the Participants  with
                           respect  to  such  Note by the  beneficial  purchaser
                           thereof   (or  a  person,   including   an   indirect
                           participant   in  DTC,   acting  on  behalf  of  such
                           purchaser),  such  Participants  and,  in  turn,  the
                           related Agent may enter SDFS deliver  orders  through
                           DTC's  participant   Terminal  System  reversing  the
                           orders entered pursuant to Settlement Procedures "G" and "H", respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the Agent in the performance of its obligations hereunder or under the Selling
                           Agent Agreement, the Company will reimburse the Agent on an equitable basis for its reasonable out-of-pocket accountable expenses actually incurred and loss of the use of funds during the period when they were credited to the account of the Company.

                           Notwithstanding the foregoing, upon any failure to settle with respect to a Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of Notes that were to have been represented by a Global Note, the Trustee will provide, in accordance with Settlement Procedures "D" and "E", for the authentication and issuance of a Global Note representing the other Notes to have been represented by such Global Note and will make appropriate entries in its records.

Procedure for
Rate Changes:              Each  time a  decision  has been  reached  to  change
                           rates, the Company will       promptly   advise   the
                           Agents of the new rates, who will forthwith suspend solicitation of purchases of Notes at the prior rates. The Agents may telephone the Company with recommendations as to the changed interest rates.

Suspension of Solicitation
Amendment or Supplement:   Subject to the Company's representations,  warranties
                           and   covenants   contained  in  the  Selling   Agent
                           Agreement, the Company may instruct the Agents to suspend at any time for any period of time or permanently, the solicitation of orders to purchase
                           Notes. Upon receipt of such instructions (which may be given orally), each Agent will forthwith suspend solicitation until such time as the Company has advised it that solicitation of purchases may be resumed.

                           In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the Company will promptly advise the Agents and the Trustee whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

                           If the Company decides to amend or supplement the Registration Statement or the Prospectus, it will promptly advise the Agents and furnish the Agents and the Trustee with the proposed amendment or supplement and with such certificates and opinions as are required, all to the extent required by and in accordance with the terms of the Selling Agent Agreement. Subject to the provisions of the Selling Agent Agreement, the Company may file with the Commission any supplement to the Prospectus relating to the Notes. The Company will provide the Agents and the Trustee with copies of any such supplement, and confirm to the Agents that such supplement has been filed with the SEC.

Trustee Not to Risk Funds: Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payment to the Company, or the Agents or the purchasers, it being understood by all parties that payments made by the Trustee to either the Company or the Agents shall be made only to the extent that funds are provided to the Trustee for such purpose.

Advertising Costs:         The Company  shall have the sole right to approve the
                           form and  substance of any  advertising  an Agent may
                           initiate in connection with such Agent's solicitation
                           to   purchase   the  Notes.   The   expense  of  such
                           advertising will be solely the responsibility of such Agent, unless otherwise agreed to by the Company.

                                    EXHIBIT C

                                 TERMS AGREEMENT

                                                                 _________, 2006

General Electric Capital Corporation
260 Long Ridge Road
Stamford, CT 06927

Attention: Senior Vice President - Corporate Treasury & Global Funding Operation

The undersigned agrees to purchase the following aggregate principal amount of GE Capital InterNotes:

$____________
The terms of such Notes shall be as follows:
CUSIP Number:  __________
Interest Rate: _____%
Maturity Date:  __________
Price to Public:  100%
Agent's Concession:  ___%
Net Proceeds to Issuer:  _________
Settlement Date, Time and Place:  __________
Survivor's Option:  __________
Interest Payment Frequency:  __________
Optional Redemption/Repayment, if any:  __________
Initial Redemption/Repayment Date[s]:  __________
Redemption/Repayment Price: Initially ___% of Principal Amount and declining by
   ___% of the Principal Amount on each anniversary of the Initial Redemption/ Repayment Date until the Redemption/Repayment Price is 100% of the Principal Amount.
[Any other terms and conditions agreed to by the Purchasing Agent and the Company]

                                        INCAPITAL LLC


                                          By:___________________________________

                                          Title:________________________________

ACCEPTED

GENERAL ELECTRIC CAPITAL CORPORATION


By:___________________________________

Title:________________________________

                                    Exhibit D
                           Form of Pricing Supplement
                           --------------------------

Pricing Supplement Dated: ___________                   Rule 424(b)(3)
(To Prospectus Dated March 29, 2006)                    File No. 333-______
Pricing Supplement No. ______________

                      GENERAL ELECTRIC CAPITAL CORPORATION
                                 INTERNOTES(SM)
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

_________________________________________________________________

Trade Date: ____________________________________

Issue Date:  ___________________________________

Joint Lead Managers: ___________________________

Agents: __________________________________

_________________________________________________________________

         ______________________________________________________________
          CUSIP  AGGREGATE    PRICE   CONCESSION     NET     INTEREST
                 PRINCIPAL     TO                  PROCEEDS    RATE
                   AMOUNT    PUBLIC               TO ISSUER
         ______________________________________________________________





         ______________________________________________________________

________________________________________________________________________________
   INTEREST       MATURITY     SURVIVOR'S    REDEMPTION OR     REDEMPTION/
   PAYMENT          DATE         OPTION        REPAYMENT     REPAYMENT TERMS
  FREQUENCY                                      YES/NO
________________________________________________________________________________





________________________________________________________________________________

Other Terms:
            ____________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                    EXHIBIT E


                        Master Selected Dealer Agreement
                        --------------------------------

FirstName
Company
Address1
Address2
City, State  Postal

Dear Selected Dealer:

       In connection with public offerings of securities after the date hereof for which we are acting as manager of an underwriting syndicate or are otherwise responsible for the distribution of securities to the public by means of an offering of securities for sale to selected dealers, you may be offered the right as such a selected dealer to purchase as principal a portion of such securities. This will confirm our mutual agreement as to the general terms and conditions applicable to your participation in any such selected dealer group organized by us as follows.

              (k) APPLICABILITY OF THIS AGREEMENT. The terms and conditions of this Agreement shall be applicable to any public offering of securities ("Securities"), pursuant to a registration statement filed under the Securities Act of 1933 (the "Securities Act"), or exempt from registration thereunder (other than a public offering of Securities effected wholly outside the United States of America), wherein Incapital LLC clearing through BNY Clearing Services, LLC (the "Account") (acting for its own Account or for the account of any underwriting or similar group or syndicate) is responsible for managing or otherwise implementing the sale of the Securities to selected dealers ("Selected Dealers") and has expressly informed you that such terms and conditions shall be applicable. Any such offering of Securities to you as a Selected Dealer is hereinafter called an "Offering". In the case of any Offering where we are acting for the account of any underwriting or similar group or syndicate ("Underwriters"), the terms and conditions of this Agreement shall be for the benefit of, and binding upon, such Underwriters, including, in the case of any Offering where we are acting with others as representatives of Underwriters, such other representatives.

              (l)    CONDITIONS OF OFFERING; ACCEPTANCE AND PURCHASES. Any
       Offering: (i) will be subject to delivery of the Securities and their acceptance by us and any other Underwriters; (ii) may be subject to the approval of all legal matters by counsel and the satisfaction of other conditions, and (iii) may be made on the basis of reservation of Securities or an allotment against subscription. We will advise you by electronic mail, facsimile or other form of written communication ("Written Communication", which term, in the case of any Offering described in Section 3(a) or 3(b) hereof, may include a prospectus or offering circular) of the particular method and supplementary terms and conditions (including, without limitation, the information as to prices and offering date referred to in Section 3(c) hereof) of any Offering in which you are invited to participate. To the extent such supplementary terms and conditions are inconsistent with any provision herein, such terms and conditions shall supersede any such provision. Unless otherwise indicated in any such Written Communication, acceptances and other communications by you with respect to an Offering should be sent to Incapital LLC, One North LaSalle Street, Suite 3500, Chicago, IL 60602, (Fax: (312) 379-3701). We reserve the right to reject any acceptance in whole or in part. Unless notified otherwise by us, Securities purchased by you shall be paid for on such date as we shall determine, on one day's prior notice to you, by certified or official bank check, in an amount equal to the Public Offering Prices (as hereinafter defined) or, if we shall so advise you, at such Public Offering Price less the Concession (as hereinafter defined), payable in New York Clearing House funds to the order of BNY Clearing Services, LLC clearing for the account of Incapital LLC, against delivery of the Securities. If Securities are purchased and paid for at such Public Offering Price, such Concession will be paid after the termination of the provisions of Section 3(c) hereof with respect to such Securities. Notwithstanding the foregoing, unless notified otherwise by us, payment for and delivery of Securities purchased by you shall be made through the facilities of The Depository Trust Company, if you are a member, unless you have otherwise notified us prior to the date specified in a Written Communication to you from us or, if you are not a member, settlement may be made through a correspondent who is a member pursuant to instructions which you will send to us prior to such specified date.

              (m)    REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

       REGISTERED OFFERINGS. In the case of any Offering of Securities that are registered under the Securities Act ("Registered Offering"), we shall provide you with such number of copies of each preliminary prospectus and of the final prospectus relating thereto as you may reasonably request for the purposes contemplated by the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act") and the applicable rules and regulations of the Securities and

Exchange Commission thereunder. You represent and warrant that you are familiar with Rule 15c2-8 under the Exchange Act relating to the distribution of preliminary and final prospectuses and agree that you will comply therewith. You agree to make a record of your distribution of each preliminary prospectus and, when furnished with copies of any revised preliminary prospectus, you will, upon our request, promptly forward copies thereof to each person to whom you have theretofore distributed a preliminary prospectus. You agree that in purchasing Securities in a Registered Offering you will rely upon no statement whatsoever, written or oral, other than the statements in the final prospectus delivered to you by us. You will not be authorized by the issuer or other seller of Securities offered pursuant to a prospectus or by any Underwriter to give any information or to make any representation not contained in the prospectus in connection with the sale of such Securities.

       OFFERINGS PURSUANT TO OFFERING CIRCULAR. In the case of any Offering of Securities, other than a Registered Offering, which is made pursuant to an offering circular or other document comparable to a prospectus in a Registered Offering, we shall provide you with such number of copies of each preliminary offering circular and of the final offering circular relating thereto as you may reasonably request. You agree that you will comply with the applicable Federal and state laws, and the applicable rules and regulations of any regulatory body promulgated thereunder, governing the use and distribution of offering circulars by brokers or dealers. You agree that in purchasing Securities pursuant to an offering circular you will rely upon no statements whatsoever, written or oral, other than the statements in the final offering circular delivered to you by us. You will not be authorized by the issuer or other seller of Securities offered pursuant to an offering circular or by any Underwriter to give any information or to make any representation not contained in the offering circular in connection with the sale of such Securities.

       OFFER AND SALE TO THE PUBLIC. With respect to any Offering of Securities, we will inform you by a Written Communication of the public offering price, the selling concession, the reallowance (if any) to dealers and the time when you may commence selling Securities to the public. After such public offering has commenced, we may change the public offering price, the selling concession and the reallowance to dealers. The offering price, selling concession and reallowance (if any) to dealers at any time in effect with respect to an Offering are hereinafter referred to, respectively, as the "Public Offering Price", the "Concession" and the "Reallowance". With respect to each Offering of Securities, until the provisions of this Section 3(c) shall be terminated pursuant to Section 4 hereof, you agree to offer Securities to the public at no more than the Public Offering Price. If so notified by us, you may sell Securities to the public at a lesser negotiated price than the Public Offering Price, but in an amount not to exceed the "Concession." If a Reallowance is in effect, a reallowance from the Public Offering Price not in excess of such Reallowance may be allowed as consideration for services rendered in distribution to dealers who are actually engaged in the investment banking or securities business, who execute the written agreement prescribed by section 24(c) of Article III of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and who are either members in good standing of the NASD or foreign banks, dealers or institutions not eligible for membership in the NASD who represent to you that they will promptly reoffer such Securities at the Public Offering Price and will abide by the conditions with respect to foreign banks, dealers and institutions set forth in Section 3(e) hereof.

       OVER-ALLOTMENT; STABILIZATION; UNSOLD ALLOTMENTS. We may, with respect to any Offering, be authorized to over-allot in arranging sales to Selected Dealers, to purchase and sell Securities for long or short account and to stabilize or maintain the market price of the Securities. You agree that, upon our request at any time and from time to time prior to the termination of the provisions of Section 3(c) hereof with respect to any Offering, you will report to us the amount of Securities purchased by you pursuant to such Offering which then remain unsold by you and will, upon our request at any such time, sell to us for our account or the account of one or more Underwriters such amount of such unsold Securities as we may designate at the Public Offering Price less an amount to be determined by us not in excess of the Concession. If, prior to the later of (i) the termination of the provisions of Section 3(c) hereof with respect to any Offering or (ii) the covering by us of any short position created by us in connection with such Offering for our account or the account of one or more Underwriters, we purchase or contract to purchase for our account or the account of one or more Underwriters in the open market or otherwise any Securities purchased by you under this Agreement as part of such Offering, you agree to pay us on demand an amount equal to the Concession with respect to such Securities (unless you shall have purchased such Securities pursuant to Section 2 hereof at the Public Offering Price in which case we shall not be obligated to pay such Concession to you pursuant to Section 2) plus transfer taxes and broker's commissions or dealer's mark-up, if any, paid in connection with such purchase or contract to purchase.

       NASD. You represent and warrant that you are actually engaged in the investment banking or securities business and either a member in good standing of the NASD or, if you are not such a member, you are a foreign bank, dealer or institution not eligible for membership in the NASD which agrees to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein, and in making other sales to comply with the NASD's interpretation with respect to free riding and withholding. You further represent, by your participation in an Offering, that you have provided to us all documents and other information required to be filed with respect to you, any related person or any person associated with you or any such related person pursuant to the supplementary requirements of the NASD's interpretation with respect to review of corporate financing as such requirements relate to such Offering.

       You agree that, in connection with any purchase or sale of the Securities wherein a Concession, discount or other allowance is received or granted, (1) you will comply with the provisions of section 24 of Article III of the NASD's Rules of Fair Practice and (2) if you are a non-NASD member broker or dealer in a foreign country, you will also comply (a), as though you were an NASD member, with the provisions of sections 8 and 36 thereof and (b) with section 25 thereof as that section applies to a non-NASD member broker or dealer in a foreign country.

       You further agree that, in connection with any purchase of securities from us that is not otherwise covered by the terms of this Agreement (whether we are acting as manager, as a member of an underwriting syndicate or a selling group or otherwise), if a selling Concession, discount or other allowance is granted to you, clauses (1) and (2) of the preceding paragraph will be applicable.

       RELATIONSHIP AMONG UNDERWRITERS AND SELECTED Dealers. We may buy Securities from or sell Securities to any Underwriter or Selected Dealer and, without consent, the Underwriters (if any) and the Selected Dealers may purchase Securities from and sell Securities to each other at the Public Offering Price less all or any part of the Concession. Unless otherwise specified in a separate agreement between you and us, this agreement does not authorize you to act as agent for: (i) us; (ii) any Underwriter; (iii) the issuer; or (iv) other seller of any Securities in offering Securities to the public or otherwise. Neither we nor any Underwriter shall be under any obligation to you except for obligations assumed hereby or in any Written Communication from us in connection with any Offering. Nothing contained herein or in any Written Communication from us shall constitute the Selected Dealers an association or partners with us or any Underwriter or with one another. If the Selected Dealers, among themselves or with the Underwriters, should be deemed to constitute a partnership for Federal income tax purposes, then you elect to be excluded from the application of Subchapter K, Chapter 1, Subtitle A of the Internal Revenue Code of 1986 and agree not to take any position inconsistent with that election. You authorize us, in our discretion, to execute and file on your behalf such evidence of that election as may be required by the Internal Revenue Service. In connection with any Offering, you shall be liable for your proportionate amount of any tax, claim, demand or liability that may be asserted against you alone or against one or more Selected Dealers participating in such Offering, or against us or the Underwriters, based upon the claim that the Selected Dealers, or any of them, constitute an association, an unincorporated business or other entity, including, in each case, your proportionate amount of any expense incurred in defending against any such tax, claim, demand or liability.

       BLUE SKY LAWS. Upon application to us, we shall inform you as to any advice we have received from counsel concerning the jurisdictions in which Securities have been qualified for sale or are exempt under the securities or blue sky laws of such jurisdictions, but we do not assume any obligation or responsibility as to your right to sell Securities in any such jurisdiction.

       COMPLIANCE WITH LAW. You agree that in selling Securities pursuant to any Offering (which agreement shall also be for the benefit of the issuer or other seller of such Securities) you will comply with all applicable laws, rules and regulations, including the applicable provisions of the Securities Act and the Exchange Act, the applicable rules and regulations of the Securities and Exchange Commission thereunder, the applicable rules and regulations of the NASD, the applicable rules and regulations of any securities exchange having jurisdiction over the Offering and the applicable laws, rules and regulations specified in Section 3(b) hereof.

       Furthermore, you acknowledge and agree that certain Offerings of Securities (i) may be made in the United States only and/or (ii) may be offerings of Securities of an affiliate of a United States bank but are not savings accounts, deposits or other obligations of any such bank and would not be guaranteed by such bank or insured by the Federal Deposit Insurance Corporation or any other governmental agency.

       (n) TERMINATION, SUPPLEMENTS AND AMENDMENTS. This Agreement shall continue in full force and effect until terminated by a written instrument executed by each of the parties hereto. This Agreement may be supplemented or amended by us by written notice thereof to you, and any such supplement or amendment to this Agreement shall be effective with respect to any Offering to which this Agreement applies after the date of such supplement or amendment. Each reference to "this Agreement" herein shall, as appropriate, be to this Agreement as so amended and supplemented. The terms and conditions set forth in
Section 3(c) hereof with regard to any Offering will terminate at the close of business on the 30th day after the commencement of the public offering of the Securities to which such Offering relates, but in our discretion may be extended by us for a further period not exceeding 30 days and in our discretion, whether or not extended, may be terminated at any earlier time.

       (o) SUCCESSORS AND ASSIGNS. This Agreement shall be binding on, and inure to the benefit of, the parties hereto and other persons specified in
Section 1 hereof, and the respective successors and assigns of each of them.

       (p) GOVERNING LAW. This Agreement and the terms and conditions set forth herein with respect to any Offering together with such supplementary terms and conditions with respect to such Offering as may be contained in any Written Communication from us to you in connection therewith shall be governed by, and construed in accordance with, the laws of the State of Illinois.

       Please confirm by signing and returning to us the enclosed copy of this Agreement that your subscription to, or your acceptance of any reservation of, any Securities pursuant to an Offering shall constitute (i) acceptance of and agreement to the terms and conditions of this Agreement (as supplemented and amended pursuant to Section 4 hereof) together with and subject to any supplementary terms and conditions contained in any Written Communication from us in connection with such Offering, all of which shall constitute a binding agreement between you and us, individually or as representative of any Underwriters, (ii) confirmation that your representations and warranties set forth in Section 3 hereof are true and correct at that time, (iii) confirmation that your agreements set forth in Sections 2 and 3 hereof have been and will be fully performed by you to the extent and at the times required thereby and (iv) in the case of any Offering described in Section 3(a) and 3(b) hereof, acknowledgment that you will request and have received from us sufficient copies of the final prospectus or offering circular, as the case may be, with respect to such Offering in order to comply with your undertakings in Section 3(a) or 3(b) hereof.

                                        Very truly yours,


                                        INCAPITAL LLC


                                        By:_____________________
                                           Thomas S. Ricketts
                                           Managing Member


________________________________________________________________________________

CONFIRMED:  ______________________, 20___

<<Company>>

By: ______________________________________


Name: ___________________________________
      (Print name)


Title: ____________________________________